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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                      ------------------------------------



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               July 6, 1999                                      0-7928
------------------------------------------------        ------------------------
Date of Report (Date of earliest event reported)        (Commission File Number)



                        COMTECH TELECOMMUNICATIONS CORP.
             (Exact name of registrant as specified in its charter)



         Delaware                                        11-2139466
-------------------------------          ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)



                                 105 Baylis Road
                            Melville, New York 11747
         -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)
                                 (516) 777-8900
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

    On July 6, 1999, the Board of Directors of Comtech Telecommunications Corp. (the "Company") declared a three-for-two stock split effected in the form of a stock dividend. The additional shares will be issued on July 30, 1999 to stockholders of record at the close of business on July 16, 1999. Stockholder will receive cash in lieu of any fractional shares that otherwise would be issued in connection with the dividend.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

      (c)   Exhibits.

      99.1  Press release of the Company, dated July 6, 1999


                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMTECH TELECOMMUNICATIONS CORP.


                                     By: /s/Gail Segui
                                         --------------------------------
                                         Name:  Gail Segui
                                         Title: Treasurer and Secretary

Date: July 6, 1999

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                                  Exhibit 99.1



FOR IMMEDIATE RELEASE                      CONTACT:    Fred Kornberg
----------------------
                                                       President and CEO
                                                       or
                                                       Gail Segui
                                                       Secretary and
                                                       Treasurer
                                                       Tel: (516) 777-8900
                                                       Fax: (516) 777-8877




             COMTECH TELECOMMUNICATIONS DECLARES 3-FOR-2 STOCK SPLIT

         Melville, New York --- JULY 06, 1999 --- COMTECH TELECOMMUNICATIONS CORP. (NASDAQ: CMTL) today announced that its Board of Directors has approved a three-for-two stock split effected in the form of a stock dividend. The additional shares will be issued on July 30, 1999 to stockholders of record at the close of business on July 16, 1999. Cash will be distributed in lieu of any fractional shares. The Company currently has 2,735,335 million shares outstanding and trades on NASDAQ. After the split, there will be approximately 4,103,000 million shares outstanding.

         "This split serves the best interests of our company and its stockholders by increasing liquidity and making our shares more accessible to individual and institutional investors," stated Fred Kornberg, the President and Chief Executive Officer.

Comtech, through its operating units, is a broad based manufacturer of state-of-the-art solid state high power amplifiers and high technology satellite and over-the-horizon microwave telecommunication products and systems for commercial and government applications.



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